UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 6, 2008

TRI CITY BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	000-09785	39-1158740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 South 27th Street Oak Creek, Wisconsin (Address of principal executive offices)	53154 (Zip code)

          (414) 761-1610
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Offers.

On March 6, 2008, Mr. Henry Karbiner, Jr., the President, Chief Executive Officer and Chairman of the Board of Tri City Bankshares Corporation (the “Company”) passed away suddenly at the age of 67.  Mr. Karbiner also served as the Company’s principal financial officer.  Under the Company’s Amended and Restated By-Laws, Mr. Ronald K. Puetz, Executive Vice President, will assume the duties of the President and will serve as the Company’s Chief Executive Officer until his successor is elected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 12, 2008

TRI CITY BANKSHARES CORPORATION

By:

/s/ Thomas W. Vierthaler

Thomas W. Vierthaler

Vice President and Comptroller

(Chief Accounting Officer)